SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
March 16, 2004

FRANKLIN COVEY CO.

(Exact name of registrant as specified in its charter)

Commission File No. 1-11107

Utah	87-0401551
(State or other jurisdiction of	(IRS Employer Identification
incorporation)	Number)

2200 West Parkway Boulevard
Salt Lake City, Utah 84119-2099
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (801) 817-1776

Former name or former address, if changed since last report: Not Applicable

Item 5.     Other Information

On March 16, 2004, Franklin Covey Co. announced the appointment of Dr. Clayton Christensen to its Board of Directors. The press release introducing Dr. Christensen is atached hereto as an exhibit to this current report on Form 8-K.

Item 7.     Financial Statements and Exhibits

(c)      Exhibits:

      99.1      Press release dated March 16, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FRANKLIN COVEY CO.

Date: March 16, 2004

/s/ STEPHEN D. YOUNG
Stephen D. Young Chief Financial Officer